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                                                                       EXHIBIT 1

                             Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of Idenix Pharmaceuticals, Inc., a Delaware corporation.
Date:  September 2, 2005

                                          NOVARTIS AG


                                          By: /s/ George Miller
                                              ----------------------------------
                                              Name: George Miller
                                              Title: Authorized Signatory

                                          By: /s/ Peter Rupprecht
                                              ----------------------------------
                                              Name: Peter Rupprecht
                                              Title: Authorized Signatory

                                          NOVARTIS PHARMA AG


                                          By: /s/ Robert E. Pelzer
                                              ----------------------------------
                                              Name: Robert E. Pelzer
                                              Title: General Counsel

                                          By: /s/ Joseph E. Mamie
                                              ----------------------------------
                                              Name: Joseph E. Mamie
                                              Title: Head Operational Treasury

                                          NOVARTIS BIOVENTURES LTD.


                                          By: /s/ Emil Bock
                                              ----------------------------------
                                              Name: Emil Bock
                                              Title: Member of the Board
                                                     of Directors


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